Exhibit 99.1	Pro Forma Unaudited Financial Statements and Supporting Schedules as of and for the three months ended March 31, 2009

BOYD GAMING CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Balance Sheet

	March 31, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except share and per share data)
Assets
Cash and cash equivalents	$98,168	$21,525	$—	$119,693
Other current assets	110,351	48,995	—	159,346
Property and equipment, net	3,232,283	1,414,267	30,773	4,677,323
Investments in and advances to unconsolidated subsidiaries	418,083	6,023	(400,103)	24,003
Other assets, net	83,898	29,836	—	113,734
Intangible assets, net	422,143	—	—	422,143
Goodwill, net	213,576	—	—	213,576

Total assets	$4,578,502	$1,520,646	$(369,330)	$5,729,818

Liabilities and Stockholders’ Equity
Current liabilities	$348,138	$90,187	$—	$438,325
Long-term debt, net of current maturities	2,697,873	699,936	—	3,397,809
Other long-term liabilities	402,177	22,669	—	424,846

Stockholders’ equity
Preferred stock, $.01 par value, 5,000,000 shares authorized	—	—	—	—
Common stock, $.01 par value, 200,000,000 shares authorized; 86,122,787 and 87,814,061 shares outstanding	863	—	—	863
Additional paid-in capital	612,905	477,507	(477,507)	612,905
Retained earnings	532,530	230,347	(230,347)	532,530
Accumulated other comprehensive loss, net	(15,984)	—	—	(15,984)

Total Boyd Gaming Corporation stockholders’ equity	1,130,314	707,854	(707,854)	1,130,314
Noncontrolling interest	—	—	338,524	338,524

Total stockholders’ equity	1,130,314	707,854	(369,330)	1,468,838

Total liabilities and stockholders' equity	$4,578,502	$1,520,646	$(369,330)	$5,729,818

BOYD GAMING CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

	Three Months Ended March 31, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except per share data)
Gaming revenue	$366,063	$168,849	$—	$534,912
Nongaming revenue	116,617	69,339	—	185,956

Gross revenues	482,680	238,188	—	720,868
Less promotional allowances	47,835	50,298	—	98,133

Net revenues	434,845	187,890	—	622,735

Operating expenses	329,926	141,965	(1)	471,890
Depreciation and amortization	42,652	20,091	325	63,068
Corporate expense	12,685		—	12,685
Preopening expenses	5,839	353	—	6,192
Write-downs and other charges	28,963	(10)	—	28,953

Total costs and expenses	420,065	162,399	324	582,788

Operating income from Borgata	12,422	—	(12,422)	—

Operating income	27,202	25,491	(12,746)	39,947

Interest expense, net	45,267	8,011	—	53,278
Gain on early retirements of debt	(2,400)			(2,400)
Other non-operating expenses from Borgata, net	4,522	—	(4,522)	—

Total other expense, net	47,389	8,011	(4,522)	50,878

Income (loss) before income taxes	(20,187)	17,480	(8,224)	(10,931)
Income taxes	6,359	(1,032)	—	5,327

Net income (loss)	(13,828)	16,448	(8,224)	(5,604)
Noncontrolling interest	—	—	(8,224)	(8,224)

Net loss attributable to Boyd Gaming Corporation	$(13,828)	$16,448	$(16,448)	$(13,828)

Basic and diluted net loss per common share	$(0.16)			$(0.16)

Weighted average basic and diluted shares outstanding	86,931			86,931

BOYD GAMING CORPORATION AND SUBSIDIARIES

Pro Forma Adjusted Earnings

	Three Months Ended March 31, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except per share data)
Net income (loss)	$(13,828)	$16,448	$(8,224)	$(5,604)
Noncontrolling interest	—	—	(8,224)	(8,224)

Net loss attributable to Boyd Gaming Corporation	(13,828)	16,448	(16,448)	(13,828)
Adjustments:
Preopening expenses	5,839	353	—	6,192
Our share of Borgata’s preopening expenses	176	—	(176)	—
Our share of Borgata’s write-downs and other charges, net	(5)	—	5	—
Gain on early retirements of debt	(2,400)	—	—	(2,400)
Write-downs and other charges	28,963	(10)	—	28,953
Prior period interest expense related to the finalization of our purchase price for Dania Jai-Alai	8,883	—	—	8,883
Income tax effect for above adjustments	(14,626)	(167)	—	(14,793)

Adjusted earnings	$13,002	$16,624	$(16,619)	$13,007

Adjusted earnings per diluted share	$0.15			$0.15

Weighted average diluted shares outstanding	86,931			86,931

BOYD GAMING CORPORATION AND SUBSIDIARIES Pro Forma Net Revenues and Adjusted EBITDA by Segment

	Three Months Ended March 31, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)
Net Revenues
Las Vegas Locals	$170,099	$—	$—	$170,099
Downtown Las Vegas	58,665	—	—	58,665
Midwest and South	206,081	—	—	206,081
Atlantic City	—	187,890	—	187,890

Net revenues	$434,845	$187,890	$—	$622,735

Adjusted EBITDA
Las Vegas Locals	$45,320	$—	$—	$45,320
Downtown Las Vegas	13,354	—	—	13,354
Midwest and South	48,021	—	—	48,021
Atlantic City	—	45,926	—	45,926

Property Adjusted EBITDA	106,695	45,926	—	152,621
Corporate expense	(9,980)	—	—	(9,980)

	96,715	45,926	—	142,641
Our share of Borgata’s operating income before net amortization, preopening and other items	12,917	—	(12,917)	—

Adjusted EBITDA	109,632	45,926	(12,917)	142,641

Other operating costs and expenses
Deferred rent	1,089	—	—	1,089
Depreciation and amortization	42,976	20,092	—	63,068
Preopening expenses	5,839	353	—	6,192
Our share of Borgata’s preopening expenses	176	—	(176)	—
Our share of Borgata’s write-downs and other charges, net	(5)	—	5	—
Share-based compensation expense	3,392	—	—	3,392
Write-downs and other charges	28,963	(10)	—	28,953

Total other operating costs and expenses	82,430	20,435	(171)	102,694

Operating income	27,202	25,491	(12,746)	39,947

Other non-operating items
Interest expense, net	45,267	8,011	—	53,278
Gain on early retirements of debt	(2,400)	—	—	(2,400)
Our share of Borgata’s non-operating expenses, net	4,522	—	(4,522)	—

Total other non-operating costs and expenses, net	47,389	8,011	(4,522)	50,878

Income (loss) before income taxes	(20,187)	17,480	(8,224)	(10,931)
Income taxes	6,359	(1,032)	—	5,327

Net income (loss)	(13,828)	16,448	(8,224)	(5,604)
Noncontrolling interest	—	—	(8,224)	(8,224)

Net loss attributable to Boyd Gaming Corporation	$(13,828)	$16,448	$(16,448)	$(13,828)

BOYD GAMING CORPORATION AND SUBSIDIARIES

Pro Forma Reconciliation of Adjusted EBITDA to EBITDA and Net Income (Loss)

	Three Months Ended March 31, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)
Adjusted EBITDA	$109,632	$45,926	$(12,917)	$142,641
Deferred rent	1,089	—	—	1,089
Preopening expenses	5,839	353	—	6,192
Our share of Borgata’s preopening expenses	176	—	(176)	—
Our share of Borgata’s write-downs and other charges, net	(5)	—	5	—
Share-based compensation expense	3,392	—	—	3,392
Write-downs and other charges	28,963	(10)	—	28,953
Gain on early retirements of debt	(2,400)	—	—	(2,400)
Our share of Borgata’s non-operating expenses, net	4,522	—	(4,522)	—

EBITDA	68,056	45,583	(8,224)	105,415

Depreciation and amortization	42,976	20,092	—	63,068
Interest expense, net	45,267	8,011	—	53,278
Income taxes	(6,359)	1,032	—	(5,327)

Net income (loss)	(13,828)	16,448	(8,224)	(5,604)
Noncontrolling interest	—	—	(8,224)	(8,224)

Net loss attributable to Boyd Gaming Corporation	$(13,828)	$16,448	$(16,448)	$(13,828)